Exhibit 10.9

                          TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (this "Agreement") is made as of December 29, 2005 by and between STAR NUMBER, INC., a Delaware corporation ("Vendor"), and TELEPLUS WIRELESS, CORP., a Nevada corporation ("Purchaser").

                                    RECITALS

CONCURRENTLY WITH THE EXECUTION OF THIS AGREEMENT, VENDOR AND PURCHASER HAVE ENTERED INTO AN ASSET PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT"), PURSUANT TO WHICH PURCHASER HAS AGREED TO ACQUIRE FROM VENDOR CERTAIN ASSETS. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS AGREEMENT HAVE THE MEANING GIVEN SUCH TERMS IN THE PURCHASE AGREEMENT.

VENDOR DESIRES TO PERFORM, AND PURCHASER DESIRES TO HAVE VENDOR PERFORM, VARIOUS SERVICES AS AN INDEPENDENT CONTRACTOR TO PURCHASER FOR A LIMITED PERIOD OF TIME FOLLOWING THE EFFECTIVE TIME OF THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT AND TO PROVIDE FOR THE ORDERLY TRANSITION OF SUBSCRIBERS TO PURCHASER.

THE PARTIES WISH TO FURTHER DEFINE THEIR RIGHTS AND THE SCOPE OF THEIR RELATIONSHIP WITH RESPECT TO VARIOUS OTHER MATTERS.

                                    AGREEMENT

NOW, THEREFORE, the parties agree as follows:

      1. Services.

            (a) Generally. From time to time during the Period of Service (as defined below), Vendor shall provide, or cause one or more of its Affiliates to provide, to Purchaser, through one or more third parties, the services set forth on Exhibit A hereto (the "Services"). The Services shall be provided in the manner and at a level of service generally consistent with that provided by such third party to Vendor or its Affiliates for its own account immediately preceding the Closing Date. Vendor does not make any warranty, express or implied, with respect to the Services. The Services shall be used by Purchaser solely in connection with the business related to the Purchased Assets and for no other purpose. Vendor shall be required to provide the Services only to Purchaser in connection with the business related to the Purchased Assets and for no other purpose. Purchaser shall not resell any of the Services to any person whatsoever or permit the use of the Services by any person other than solely in connection with Purchaser's operation of the business related to the Purchased Assets and for no other purpose in the ordinary course consistent with past practice of Vendor with respect to its use of the Purchased Assets prior to the Closing Date, as such past practice has been expressly communicated in writing to the Purchaser. Vendor shall not be required to (i) obtain or provide any facilities, incur any expenses, or employ personnel, or (ii) provide Services hereunder that are greater in nature and scope than the comparable services performed or obtained by Vendor for its own account prior to the Closing Date. In providing the Services, Vendor may (i) use the personnel of Vendor or its Affiliates, or (ii) to the extent not already provided for in Exhibit A hereto and with the prior written consent of the Purchaser, arrange for the provision of services of third parties to the extent such third party services have been routinely utilized to provide similar services to Vendor or its Affiliates in the past or are reasonably necessary for the efficient performance of any of such Services. Purchaser acknowledges that, in connection with providing the Services, neither Vendor nor its Affiliates will be required to use its own funds for any purpose.

            (b) Period of Service. The "Period of Service" with respect to each Service listed on Exhibit A attached hereto will commence at the Effective Time and will terminate on the earlier of March 15, 2006 and the date on which Purchaser obtains such Service on its own behalf. In addition, one or more selected Services may be terminated from time to time upon mutual agreement of the parties. Purchaser and Vendor agree to use their best efforts to enable Purchaser to obtain each of the Services on its own behalf as soon as practicable after the Effective Time.

            (c) Payment for Services. During the Period of Service, the Purchaser shall be responsible only for the payment to Vendor of the cost to Vendor (i) of the services listed in Exhibit A hereto or (ii) of services not listed in Exhibit A hereto but for which Vendor has obtained Purchaser's prior written consent, in both cases solely with respect to Services provided for the business related to the Purchased Assets. Purchaser shall pay to Vendor the cost to Vendor of such Services within fifteen (15) calendar days of receiving from Vendor the bill therefor from the applicable third party provider of such Services.

            (d) Collection of Accounts Receivable. During the Period of Service, Vendor shall be responsible for the collection of funds for hardware and related accessories, subscriber funds and funds related to subscriber services ("Post-Closing Receipts"). In accordance with the terms of Section 7.6 of the Purchase Agreement, but subject to Section 3.4 of the Purchase Agreement, Vendor shall remit to Purchaser any funds collected with respect to such accounts within five (5) business days of receipt thereof.

            (e) Disputes. If the parties cannot agree on the amount of Post-Closing Receipts, the parties shall attempt in good faith to resolve any objections, and any resolution by them as to any disputed amounts shall be final, binding and conclusive on the Purchaser and the Vendor. If the parties are unable to resolve, despite good faith negotiations, all disputes reflected in the determination of the Post-Closing Receipts by close of business on the last day of any calendar month during the term of this Agreement , then the parties shall, no later than ten (10) calendar days after such day, submit any such unresolved dispute to a mutually acceptable independent accounting firm (the "Independent Accounting Firm"). The Purchaser and the Vendor shall provide to the Independent Accounting Firm all work papers and back-up materials relating to the unresolved disputes requested by the Independent Accounting Firm to the extent available to the Purchaser or its representatives or the Vendor or its representatives. The Purchaser and the Vendor shall be afforded the opportunity to present to the Independent Accounting Firm any material related to the unresolved disputes and to discuss the issues with the Independent Accounting Firm. The Independent Accounting Firm shall determine the amount of Post-Closing Receipts within 30 days after the submission of the unresolved disputes to the Independent Accounting Firm, and such determination shall be final, binding and conclusive on the parties. The fees, costs and expenses of the Independent Accounting Firm shall be paid equally by the Purchaser and the Vendor.


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

      2. Relationship of Parties.

            (a) Independent Contractor. Vendor is an independent contractor and is not an agent of, and has no authority to bind, Purchaser by contract or otherwise. Vendor will perform the Services under the general direction of Purchaser, but Vendor will determine, in Vendor's reasonable discretion, the manner and means by which the Services are accomplished, subject to the requirement that Vendor will at all times comply with applicable law.

            (b) Post-Closing Receipts. Purchaser will report as revenue all Post-Closing Receipts collected by Vendor on behalf of Purchaser pursuant to this Agreement.

      3. Termination. Either party may terminate this Agreement in the event of a material breach by the other party of this Agreement if such breach continues uncured for a period of 10 days after written notice by the non-breaching party to the breaching party. For greater certainty, where a party to this Agreement disputes in good faith the amount of Post-Closing Receipts in accordance with section 1(e) hereof, it shall not constitute a material breach of this Agreement.

      4. Effect of Expiration or Termination. Upon the expiration or termination of this Agreement for any reason: (i) each party will be released from all obligations to the other arising after the date of expiration or termination, except that expiration or termination of this Agreement will not relieve either party of its obligations under Sections 1(c), 1(d), 2(b), 3 and 5, nor will expiration or termination relieve either party from any liability arising from any breach of this Agreement; and (ii) each party will promptly notify the other of all Vendor Confidential Information and Purchaser Confidential Information, as the case may be, in its possession and, in accordance with such other party's instructions, will promptly deliver to such other party all such Confidential Information.

      5. Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

      6. General.


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

      Assignment. Neither party may assign its rights or delegate its duties under this Agreement either in whole or in part without the prior written consent of the other party, except that either party may assign all of its rights and delegate all of its duties under this Agreement, without such consent, to: (i) the surviving entity in a merger, acquisition, consolidation or other such combination, or (ii) to an entity that acquires all or substantially all of the assigning party's assets unless such third party is a direct competitor of the other party. Any other attempted assignment or delegation without such consent will be void. For the purposes of this section, a "direct competitor" of Purchaser is any third party which engages in or is related to a party that engages in a business similar to the business of Purchaser.

      Governing Law; Severability. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflict of laws. If any provision of this Agreement is for any reason found to be unenforceable, the remainder of this Agreement will continue in full force and effect.

      Notices. Any notices under this Agreement will be sent by electronic mail or certified mail, return receipt requested, to the address specified below or such other address as the party specifies in writing. Such notice will be effective upon confirmation of receipt.

      Complete Understanding; Modification. This Agreement, together with each version of exhibits executed by the parties, constitutes the complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto.

                            [SIGNATURE PAGE FOLLOWS]


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

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.

                                    STAR NUMBER, INC.,

                                    a Delaware corporation

                                        /s/ Frank C. Bennett

                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

                                    I have the authority to bind the Corporation

                                           Address:

                                           10803 Parkridge Road

                                           Suite 100

                                           Reston, Virginia

                                           Attention: Frank C. Bennett,
                                                      President MVNO

                                           Fax:  (866) 842-4622

                                           E-Mail:  fbennett@inphonic.com


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

                                    TELEPLUS WIRELESS, CORP,

                                    a Nevada corporation

                                        /s/ Marius Silvasan

                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

                                    I have the authority to bind the Corporation

                                           Address:

                                           7575 TransCanada

                                           Suite 305

                                           St-Laurent, Quebec, H4T 1V6

                                           Attention:  Marius Silvasan, CEO

                                           Phone:  (   ) ___________

                                           Fax:  (514) 344-8675

                                           E-Mail:


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

                                    EXHIBIT A

During the Period of Service, Vendor will provide to Purchaser the following Services, which Services will be provided by the third party set forth opposite such Service:

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            Service                                Third Party Service Provider
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1. Cash payment processing                          1. Western Union
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2. Cash payment processing                          2. IPP
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3. Bill printing and mailing                        3. Tray Systems
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4. Electronic check processing (ACH)                4. Amerinet/Debt-It
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5. Credit card processing                           5. Optimal Payments
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6. Tax table services                               6. CCH
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7. Tax services                                     7. Atlantax
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